UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

            Investment Company Act file number811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/14

Item 1. Reports to Stockholders.

MAY 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

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# FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

**Franklin** · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report	Franklin Tennessee		Report of Independent
			Municipal Bond Fund	16	Registered Public
		Municipal Bond Market
					Accounting Firm	59
		Overview 4	Financial Highlights and
			Statements of Investments	24	Tax Information	60
		Franklin California
		High Yield Municipal Fund 6	Financial Statements	44	Board Members and Officers	61

			Notes to Financial Statements	48	Shareholder Information	66

| 1

Annual Report

Municipal Bond Market Overview

For the 12 months ended May 31, 2014, the municipal bond market increased in value. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, posted a +3.05% total return for the period.1, 2 In comparison, the Barclays U.S. Treasury Index had a 12-month return of +1.06%.1, 2 During the same period, the Barclays 10-Year Municipal Bond Index delivered a +3.69% total return, while the Barclays High Yield Municipal Bond Index, which tracks below-investment-grade municipal bonds, returned +0.33%.1, 2

Municipal bond and Treasury markets suffered steep declines beginning in late May 2013 following comments by Federal Reserve Board (Fed) Chairman Ben Bernanke that the Fed could begin tapering its bond buying in the coming months. Fears of declining bond prices increased when minutes from the Fed’s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets, but the yield difference was more pronounced for municipal bonds. Because bond prices move in the opposite direction from yields, the yield changes led to two significant developments during the sell-off — municipal bonds under-performed Treasury bonds, and longer term municipal bonds fared worse than shorter term municipal bonds. At its September meeting, the Fed decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. The municipal bond market showed little reaction to the news initially but took comfort in the certainty provided by the Fed’s announcement. This knowledge, combined with lower levels of new-issue municipal bond supply compared with the previous year, helped prices increase substantially during the first five months of 2014.

Other factors contributed to municipal bond price volatility during the period under review. Several headline stories shook investor confidence in the municipal bond asset class. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Chicago suffered a three-notch downgrade by Moody’s. In addition, reports

4 | Annual Report

from rating agencies and research organizations mentioned underfunded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception. As Puerto Rico debt traded at higher yields than similarly rated taxable securities, nontraditional buyers entered the market. Despite the entrance of these new buyers, Puerto Rico bonds experienced particularly poor performance and highly volatile trading. Puerto Rico bonds had a -11.39% total return for the reporting period, as measured by the Barclays Puerto Rico Municipal Bond Index.1, 2

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although histori-
cal performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
2. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 5

Franklin California

High Yield Municipal Fund

Your Fund’s Goals and Main Investments: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Breakdown*
Franklin California High Yield Municipal Fund
5/31/14
% of Total
Ratings	Long-Term Investments
AAA	1.18%
AA	15.86%
A	22.14%
BBB	14.33%
Below Investment Grade	17.24%
Refunded	1.57%
Not Rated	27.68%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical
Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are avail-
able, the highest is used, consistent with the portfolio investment process. Ratings are an NRSRO’s indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by
U.S. government or other high-quality securities. The Not Rated category consists of rateable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.59 on May 31, 2013, to $10.42 on May 31, 2014. The Fund’s Class A shares paid dividends totaling 47.90 cents per share for the reporting period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.58% based

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 27.

6 | Annual Report

Dividend Distributions*
Franklin California High Yield Municipal Fund
6/1/13–5/31/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	3.65	3.17	3.74
July	3.65	3.17	3.74
August	3.70	3.22	3.79
September	3.90	3.47	3.98
October	4.10	3.67	4.18
November	4.10	3.67	4.18
December	4.10	3.66	4.18
January	4.10	3.66	4.18
February	4.15	3.71	4.23
March	4.15	3.68	4.24
April	4.15	3.68	4.24
May	4.15	3.68	4.24
Total	47.90	42.44	48.92

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

on an annualization of May’s 4.15 cent per share monthly dividend and the maximum offering price of $10.88 on May 31, 2014. An investor in the 2014 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 9.31% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

California’s economic recovery continued at a modest pace during the 12-month period ended May 31, 2014, supported by growth in wages, consumer spending, building-permit issuance and construction activity. The state’s housing market was mixed during the period, as prices rose and sales volume fell, resulting largely from tight inventory combined with relatively higher mortgage rates and strict lending standards that reduced affordability. Although the state’s unemployment rate declined from 9.0% in May 2013 to a five-year low of 7.6% at period-end, it remained higher than the 6.3% national average.3 The public sector and most private sectors contributed to employment growth, with only the manufacturing and financial activities sectors losing jobs. A revision to the state’s employment statistics, which made it more consistent with national statistics, showed that by period-end the state had reclaimed nearly all the jobs lost during the past recession.

Annual Report | 7

Portfolio Breakdown
Franklin California High Yield Municipal Fund
5/31/14
% of Total
Long-Term Investments*
Tax-Supported	35.9%
General Obligation	15.5%
Transportation	12.0%
Hospital & Health Care	11.7%
Utilities	9.1%
Other Revenue	4.3%
Higher Education	4.0%
Subject to Government Appropriations	2.7%
Refunded	2.6%
Housing	2.2%

*Does not include short-term investments and other net assets.

The state’s improved economic standing contributed to a better fiscal position. California ended fiscal year 2013 on June 30, 2013, with a lower-than-projected general fund cash deficit, which helped the state strengthen its liquidity and reduce borrowing needs for fiscal year 2014. With estimated recurring revenues sufficient to fund California’s constitutional and statutory funding obligations, the enacted fiscal year 2014 budget was structurally balanced. The governor and legislature’s agreement on a general fund spending level that was among the past 30 years’ lowest, as a percentage of state personal income, resulted in a projected operating surplus for fiscal year 2014. As of May, tax revenues for fiscal year 2014 exceeded expectations and more than offset the additional cost of the state’s Medi-Cal program. The governor’s revised budget proposal for fiscal year 2015 reflected a modest surplus, with higher revenues driven by personal income tax withholding, partnership income and dividend income. On the expenditure side, the proposal focused on reducing the state’s significant debt, tackling the backlog in deferred maintenance and contributing to the large, underfunded retirement systems for teachers and state employees. The budget proposal also included a higher spending forecast for health and human services as a result of increased Medi-Cal enrollment.

California’s net tax-supported debt was $2,465 per capita and 5.3% of personal income, compared with the $1,054 and 2.6% national medians.4 Independent credit rating agency Standard & Poor’s (S&P) assigned California’s general obligation bonds an A rating with a positive outlook.5 The rating reflected S&P’s view of the state’s diverse economy, innovative businesses, prominent colleges, commitment to matching recurring revenues and expenses while reducing budgetary debts, likelihood for timely budget enactments, and moderately high bonded debt. However, S&P noted that these strengths were somewhat offset by the state’s volatile revenue base, potential for structural budget imbalance when voter-approved tax increases fully expire in 2018, and sizable retirement benefit and budgetary liabilities. The positive outlook reflected S&P’s assessment of California’s better finances and improving general fund liquidity, as well as the potential for an enhanced rainy day fund requirement, pending voter approval in November.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

8 | Annual Report

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.
5. This does not indicate S&P’s rating of the Fund.

Annual Report | 9

Performance Summary as of 5/31/14

Franklin California High Yield Municipal Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	5/31/14	5/31/13	Change
A (FCAMX)	$10.42	$10.59	-$0.17
C (FCAHX)	$10.49	$10.65	-$0.16
Advisor (FVCAX)	$10.44	$10.61	-$0.17

Distributions
Share Class	Dividend Income
A (6/1/13–5/31/14)	$0.4790
C (6/1/13–5/31/14)	$0.4244
Advisor (6/1/13–5/31/14)	$0.4892

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Total Return (6/30/14)[3]	Operating Expenses[4]
A				0.61%
1-Year	+3.22%	-1.17%	+2.75%
5-Year	+59.07%	+8.79%	+8.89%
10-Year	+73.73%	+5.22%	+5.13%
C				1.16%
1-Year	+2.74%	+1.75%	+5.80%
5-Year	+54.86%	+9.14%	+9.26%
10-Year	+64.68%	+5.11%	+5.01%
Advisor[5]				0.51%
1-Year	+3.32%	+3.32%	+7.52%
5-Year	+60.11%	+9.87%	+9.96%
10-Year	+75.28%	+5.77%	+5.68%

		Taxable		Taxable Equivalent
		Equivalent	30-day	30-day
	Distribution	Distribution	Standardized	Standardized
Share Class	Rate[6]	Rate[7]	Yield[8]	Yield[7]
A	4.58%	9.31%	3.95%	8.03%
C	4.21%	8.56%	3.56%	7.24%
Advisor	4.87%	9.90%	4.26%	8.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower rated bonds include higher risk of default of loss of principal. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund holds a small portion of its assets in Puerto Rico munici-
pal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. The
Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/15/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +46.29% and +5.18%.
6. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 5/31/14.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
California state personal income tax bracket of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the 30 days ended 5/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The CPI is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

Franklin California High Yield Municipal Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/13	Value 5/31/14	Period* 12/1/13–5/31/14
A
Actual	$1,000	$1,085.20	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23
C
Actual	$1,000	$1,082.80	$6.18
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.99
Advisor
Actual	$1,000	$1,086.70	$2.81
Hypothetical (5% return before expenses)	$1,000	$1,022.24	$2.72

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 15

Franklin Tennessee Municipal Bond Fund

Your Fund’s Goal and Main Investments: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Franklin Tennessee Municipal Bond Fund
5/31/14
% of Total
Ratings	Long-Term Investments
AAA	3.20%
AA	70.39%
A	12.55%
BBB	4.20%
Below Investment Grade	2.76%
Refunded	5.77%
Not Rated	1.13%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical
Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are avail-
able, the highest is used, consistent with the portfolio investment process. Ratings are an NRSRO’s indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by
U.S. government or other high-quality securities. The Not Rated category consists of rateable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.88 on May 31, 2013, to $11.47 on May 31, 2014. The Fund’s Class A shares paid dividends totaling 41.65 cents per share for the reporting period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.61%.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 41.

16 | Annual Report

An investor in the 2014 maximum combined effective federal and Tennessee personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.81% from a taxable investment to match the Fund’s Class A tax-free distribution rate.

State Update

Tennessee’s economic recovery continued during the 12 months under review, supported by increases in employment, manufacturing and construction activity. State unemployment declined from 8.4% at the start of the period to 6.4% on May 31, 2014 — faster than in the country as a whole.3 Unemployment was slightly above the national average and was at the state’s lowest level in almost six years. With strong contributions from professional and business services as well as mining, logging and construction, almost all private sectors contributed to employment growth. The manufacturing sector, one of the state’s large employment sectors, benefited from auto manufacturing growth. However, the government sector continued to pose a challenge to the state’s economic recovery as government spending and employment declined, especially at the federal level. Although home prices rose and construction permit issuance increased through December 2013, the state’s housing market lost momentum so far in 2014 because of adverse weather and higher mortgage rates and home prices.

The state ended fiscal year 2013 on June 30, 2013, with stronger-than-projected revenue performance and was able to make a deposit to the reserve for TennCare, its Medicaid program. Tennessee’s fiscal year 2014 enacted budget was balanced, with sales tax receipts providing more than half of the projected revenue. The budget continued to reduce inheritance tax revenues but expected additional revenues from use taxes imposed on sales by out-of-state retailers with in-state distribution facilities. Education continued to account for the largest budget item, followed by health and human services. Because the state, which has a federally run health care exchange, opted out of Medicaid expansion, the budget assumed increased TennCare costs resulting from potential enrollment increases of eligible residents not yet enrolled. With year-to-date revenue collections as of May 2014 coming in less than the budgeted estimate, the state reaffirmed its commitment to keep expenditures in line with revenue collections. The fiscal year 2015 budget was approved in April, after withholding pay increases for teachers and other state workers that had been proposed earlier. Dealing with inflationary pressures in health care and education against a backdrop of declining revenues from corporate taxes was a key challenge for the budget, which increased funding for TennCare and education but reduced funding for salaries and benefits of state employees.

Dividend Distributions*
Franklin Tennessee Municipal Bond Fund
Class A
6/1/13–5/31/14
Dividend per
Month	Share (cents)
June	3.25
July	3.25
August	3.35
September	3.40
October	3.50
November	3.50
December	3.50
January	3.50
February	3.60
March	3.60
April	3.60
May	3.60
Total	41.65

*Assumes shares were purchased and held for the entire
accrual period. Since dividends accrue daily, your actual
distributions will vary depending on the date you pur-
chased your shares and any account activity. All Fund
distributions will vary depending upon current market
conditions, and past distributions are not indicative of
future trends.

Annual Report | 17

Portfolio Breakdown
Franklin Tennessee Municipal Bond Fund
5/31/14
% of Total
Long-Term Investments*
Utilities	29.7%
Hospital & Health Care	15.2%
Higher Education	13.4%
Refunded	11.8%
General Obligation	10.4%
Other Revenue	6.1%
Transportation	5.3%
Tax-Supported	4.7%
Housing	3.4%

*Does not include short-term investments and other
net assets.

Historically, Tennessee has been a low-debt state, with debt levels at 0.8% of personal income and $324 per capita, compared with the national medians of 2.6% and $1,054.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA+ rating on the state’s general obligation bonds and lowered the outlook from positive to stable.5 The rating reflected S&P’s opinion of the state’s cyclical economy, adequate reserves that are projected to grow, strong financial management and performance, long-term record of fully funding the annual required contribution to its retirement system, low debt burden and limited future debt issuance plans. In revising the outlook, S&P cited the state’s continued areas of economic weakness and signs of softer revenue. S&P noted that although government employment reductions caused a drag on the state’s economy, most areas of the economy were improving.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least

18 | Annual Report

one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.
5. This does not indicate S&P’s rating of the Fund.

Annual Report | 19

Performance Summary as of 5/31/14

Franklin Tennessee Municipal Bond Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	5/31/14	5/31/13	Change
A (FRTIX)	$11.47	$11.88	-$0.41

Distributions
Share Class	Dividend Income
A(6/1/13–5/31/14)	$0.4165

Performance1

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge. Class A: 4.25% maximum initial sales charge.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Total Return (6/30/14)[4]	(with waiver)	(without waiver)
A				0.70%	0.70%
1-Year	+0.20%	-4.08%	-1.04%
5-Year	+26.01%	+3.82%	+3.88%
10-Year	+54.45%	+3.99%	+3.92%

					Taxable Equivalent
		Taxable Equivalent	30-Day Standardized Yield[8]		30-Day Standardized Yield[7]
Share Class	Distribution Rate[6]	Distribution Rate[7]	(with waiver)	(without waiver)	(with waiver)	(without waiver)
A	3.61%	6.81%	2.39%	2.36%	4.51%	4.45%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

20 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through at least 9/30/14. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the current 3.60 cent per share monthly dividend and the maximum offering price of $11.98 per share on 5/31/14.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Tennessee state personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the 30 days ended 5/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-
or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The CPI is a commonly used measure of the inflation rate.

Annual Report | 21

Your Fund’s Expenses

Franklin Tennessee Municipal Bond Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

22 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/13	Value 5/31/14	Period* 12/1/13–5/31/14
A
Actual	$1,000	$1,056.00	$3.59
Hypothetical (5% return before expenses)	$1,000	$1,021.44	$3.53

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 23

Franklin Municipal Securities Trust
Financial Highlights

Franklin California High Yield Municipal Fund
			Year Ended May 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.59	$10.40	$9.07	$9.40	$8.42
Income from investment operations[a]:
Net investment income[b]	0.49	0.46	0.49	0.50	0.51
Net realized and unrealized gains (losses)	(0.18)	0.17	1.34	(0.33)	0.98
Total from investment operations	0.31	0.63	1.83	0.17	1.49
Less distributions from net investment income	(0.48)	(0.44)	(0.50)	(0.50)	(0.51)
Net asset value, end of year	$10.42	$10.59	$10.40	$9.07	$9.40

Total return[c]	3.22%	6.10%	20.65%	1.93%	18.11%

Ratios to average net assets
Expenses	0.63%	0.61%	0.62%	0.62%	0.63%
Net investment income	4.95%	4.31%	5.05%	5.47%	5.70%

Supplemental data
Net assets, end of year (000’s)	$1,203,532	$1,330,444	$1,238,396	$979,093	$1,090,015
Portfolio turnover rate	22.26%	5.47%	6.67%	17.86%	13.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust
Financial Highlights (continued)

Franklin California High Yield Municipal Fund
		Year Ended May 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.65	$10.46	$9.13	$9.45	$8.46
Income from investment operations[a]:
Net investment income[b]	0.44	0.40	0.44	0.46	0.47
Net realized and unrealized gains (losses)	(0.18)	0.17	1.33	(0.33)	0.98
Total from investment operations	0.26	0.57	1.77	0.13	1.45
Less distributions from net investment income	(0.42)	(0.38)	(0.44)	(0.45)	(0.46)
Net asset value, end of year	$10.49	$10.65	$10.46	$9.13	$9.45

Total return[c]	2.74%	5.48%	19.86%	1.46%	17.51%

Ratios to average net assets
Expenses	1.18%	1.16%	1.17%	1.17%	1.18%
Net investment income	4.40%	3.76%	4.50%	4.92%	5.15%

Supplemental data
Net assets, end of year (000’s)	$278,775	$322,824	$293,895	$229,667	$255,392
Portfolio turnover rate	22.26%	5.47%	6.67%	17.86%	13.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Municipal Securities Trust
Financial Highlights (continued)

Franklin California High Yield Municipal Fund
		Year Ended May 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.61	$10.41	$9.09	$9.42	$8.42
Income from investment operations[a]:
Net investment income[b]	0.50	0.47	0.50	0.52	0.52
Net realized and unrealized gains (losses)	(0.18)	0.18	1.33	(0.34)	1.00
Total from investment operations	0.32	0.65	1.83	0.18	1.52
Less distributions from net investment income	(0.49)	(0.45)	(0.51)	(0.51)	(0.52)
Net asset value, end of year	$10.44	$10.61	$10.41	$9.09	$9.42

Total return	3.32%	6.30%	20.60%	2.03%	18.47%

Ratios to average net assets
Expenses	0.53%	0.51%	0.52%	0.52%	0.53%
Net investment income	5.05%	4.41%	5.15%	5.57%	5.80%

Supplemental data
Net assets, end of year (000’s)	$315,131	$303,904	$241,123	$137,191	$101,332
Portfolio turnover rate	22.26%	5.47%	6.67%	17.86%	13.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds 92.1%
California 86.7%
ABAG Finance Authority for Nonprofit Corps. Revenue,
Episcopal Senior Communities, Refunding, 6.125%, 7/01/41	$7,500,000	$8,231,175
Windemere Ranch Infrastructure Financing Program, Sub Series B, 5.00%, 9/02/27	2,200,000	2,221,472
Windemere Ranch Infrastructure Financing Program, Sub Series B, 5.00%, 9/02/34	4,235,000	4,269,981
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,152,339
Artesia Redevelopment Project Area, 5.70%, 6/01/42	3,050,000	3,037,282
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,295,000	3,631,815
Azusa Special Tax, CFD No. 2005-1, Improvement Area No. 1, 5.00%,
9/01/27	2,040,000	2,074,007
9/01/37	1,690,000	1,708,506
Baldwin Park USD, GO,
Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/31	5,735,000	2,235,904
Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured,
zero cpn., 8/01/42	10,000,000	1,828,700
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate,
Series S-4, 5.25%, 4/01/53	15,000,000	16,231,050
Beaumont Financing Authority Local Agency Revenue,
Improvement Area No. 17B, Series A, 6.125%, 9/01/31	720,000	750,434
Improvement Area No. 17B, Series A, 6.375%, 9/01/42	5,000,000	5,200,400
Series B, 5.35%, 9/01/28	935,000	948,230
Series B, 5.40%, 9/01/35	1,390,000	1,407,167
Series C, 5.45%, 9/01/27	6,435,000	6,438,797
Series C, 5.50%, 9/01/29	855,000	859,925
Series C, 5.50%, 9/01/35	3,995,000	3,997,277
Series C, 5.50%, 9/01/35	1,035,000	1,037,060
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	2,182,969
Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
5.00%, 9/02/25	2,695,000	2,705,591
5.125%, 9/02/30	3,400,000	3,415,096
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%,
9/01/35	5,000,000	5,249,400
California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34	8,650,000	8,663,148
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed,
Los Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	2,484,870
California Educational Facilities Authority Revenue,
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/26	250,000	280,165
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/30	615,000	689,206
University of San Francisco, 6.125%, 10/01/36	2,000,000	2,367,720
California State GO, Various Purpose,
6.00%, 11/01/39	13,000,000	15,601,040
FGIC Insured, 6.00%, 8/01/19	30,000	30,282
California State Health Facilities Financing Authority Revenue,
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	7,886,740
Providence Health and Services, Refunding, Series C, 6.50%, 10/01/33	4,000,000	4,756,720

Annual Report | 27

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Municipal Finance Authority COP, Community Hospitals of Central California
Obligated Group,
5.25%, 2/01/24	$5,000,000	$5,474,100
5.375%, 2/01/29	7,000,000	7,356,370
5.50%, 2/01/39	10,600,000	11,081,134
5.25%, 2/01/46	15,965,000	16,173,024
California State Municipal Finance Authority Mobile Home Park Revenue,
[a] Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30	1,000,000	1,087,350
[a] Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39	1,200,000	1,253,868
[a] Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49	3,500,000	3,639,860
Windsor Mobile Country Club, Refunding, Series A, 5.625%, 11/15/33	1,000,000	1,026,870
Windsor Mobile Country Club, Refunding, Series A, 6.00%, 11/15/48	4,000,000	4,151,640
California State Municipal Finance Authority Revenue,
Biola University, Refunding, Series A, 5.625%, 10/01/23	6,000,000	6,770,880
Biola University, Refunding, Series A, 5.80%, 10/01/28	7,500,000	8,493,900
Biola University, Refunding, Series A, 5.875%, 10/01/34	6,000,000	6,696,900
Harbor Regional Center Project, 8.50%, 11/01/39	5,000,000	5,934,500
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	10,084,230
South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,265,143
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,317,520
Southwest Community Health Center, California Mortgage Insured, 6.125%, 2/01/40	4,000,000	4,348,440
California State Public Works Board Lease Revenue,
California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	4,640,000	5,469,957
Department of Mental Health, Coalinga State Hospital, Series A, Pre-Refunded, 5.125%,
6/01/29	4,500,000	4,500,000
Various Capital Projects, Series A, 5.125%, 10/01/31	3,605,000	4,039,799
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,322,250
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	9,590,212
California Baptist University, Refunding, 7.25%, 11/01/31	1,250,000	1,486,125
California Baptist University, Refunding, 7.50%, 11/01/41	2,750,000	3,276,158
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	7,632,250
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	4,514,355
California Baptist University, Series A, 5.125%, 11/01/23	715,000	753,989
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,690,889
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,359,051
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,489,750
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32	10,000,000	11,024,200
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	8,460,880
Drew School, Refunding, 5.30%, 10/01/37	3,275,000	3,277,718
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,536,658
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured,
Pre-Refunded, 5.20%, 10/01/37	3,500,000	4,133,675
Kaiser Permanente, Series B, 5.25%, 3/01/45	37,325,000	38,519,400
Lancer Educational Student Housing Project, 5.625%, 6/01/33	3,000,000	2,940,030
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	8,980,000	10,667,522
Monterey Institute International, 5.50%, 7/01/31	8,285,000	9,327,253
Thomas Jefferson School of Law, Refunding, Series A, 7.25%, 10/01/38	10,000,000	6,024,800

28 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Special Tax Revenue, CFD No. 2007-1, Orinda, 6.00%,
9/01/29	$5,000,000	$5,094,850
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,306,557
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,011,649
Centinela Valley UHSD, GO, County of Los Angeles,
Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,679,439
Election of 2010, Series B, AGMC Insured, zero cpn., 8/01/45	42,000,000	7,150,920
Ceres USD, GO, Capital Appreciation, Election of 2008, Series A, zero cpn.,
8/01/39	6,450,000	1,253,751
8/01/40	6,730,000	1,214,092
Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured, zero cpn.,
8/01/47	9,450,000	1,443,960
Chula Vista CFD Special Tax,
No. 12-I, McMillin Otay Ranch Village Seven, 5.25%, 9/01/30	1,615,000	1,619,619
No. 12-I, McMillin Otay Ranch Village Seven, 5.25%, 9/01/36	2,810,000	2,814,552
No. 2001-1, Improvement Area, San Miguel Ranch, Series B, 5.45%, 9/01/36	2,170,000	2,170,651
City of Fullerton Special Assessment, Community Facilities District No. 2, Amerige Heights,
4.00%, 9/01/24	110,000	114,926
5.00%, 9/01/34	1,100,000	1,153,009
5.00%, 9/01/44	2,500,000	2,564,950
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured,
zero cpn.,
8/01/27	7,500,000	4,505,850
8/01/28	3,000,000	1,709,970
Coachella Valley USD, GO, Capital Appreciation, Election of 2005, Series D, zero cpn.,
8/01/42	8,500,000	2,002,770
8/01/43	3,000,000	669,600
Coalinga PFAR, Water and Wastewater Refinancing Projects, Refunding, 5.00%,
4/01/35	1,000,000	1,042,660
4/01/48	6,350,000	6,510,718
Compton Community College District GO, Election of 2002, Series B,
6.625%, 8/01/27	3,085,000	3,685,619
6.75%, 8/01/34	4,000,000	4,622,720
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series B,
5.70%, 8/01/30	2,255,000	2,294,575
6.00%, 8/01/42	3,460,000	3,511,173
Compton USD, GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31	5,000,000	5,240,400
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%,
9/01/32	1,825,000	1,830,712
Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34	770,000	761,384
Corona-Norco USD Special Tax, Series A,
5.35%, 9/01/26	1,005,000	1,009,332
5.40%, 9/01/36	2,530,000	2,481,626
[b] Cotati South Sonoma Business Park AD Special Assessment, Limited Obligation
Improvement, 6.50%, 9/02/33	4,955,000	4,623,213
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment
Project, Redevelopment Projects, Series B, 7.75%, 10/01/27	3,795,000	4,562,311

Annual Report | 29

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan
Mobile Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%,
12/15/47	$4,935,000	$5,148,537
Dana Point CFD Special Tax No. 2006-1, 5.00%,
9/01/38	1,000,000	1,045,090
9/01/45	2,500,000	2,591,575
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%,
7/01/41	3,050,000	3,218,726
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM,
zero cpn., 12/01/28	30,795,000	16,060,516
El Dorado County Special Tax,
CFD No. 2001-1, 5.35%, 9/01/35	1,900,000	1,918,905
CFD No. 2005-1, 5.00%, 9/01/21	1,000,000	1,018,810
CFD No. 2005-1, 5.15%, 9/01/25	2,075,000	2,116,168
CFD No. 2005-1, 5.25%, 9/01/35	6,705,000	6,745,498
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL RE, FGIC Insured,
zero cpn., 8/01/29	2,400,000	1,195,632
Fairfield Special Tax, CFD No. 3, North Cordelia General Improvements, 6.00%,
9/01/32	1,200,000	1,279,668
9/01/37	5,810,000	6,161,040
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	14,385,750
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	45,815,600
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Refunding, Senior Series A-1, 5.00%, 6/01/33	24,500,000	20,313,930
Capital Appreciation, Asset-Backed, second subordinate, Refunding, Series C, zero cpn.,
6/01/47	50,000,000	1,393,500
Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45	4,890,000	4,916,748
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,387,350
Hanford Joint UHSD, GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured,
zero cpn.,
8/01/32	3,635,000	1,572,028
8/01/33	3,705,000	1,504,452
8/01/35	4,120,000	1,491,605
Hartnell Community College District GO, Capital Appreciation, Election of 2002, Series D,
zero cpn.,
8/01/44	30,000,000	4,116,300
8/01/49	10,000,000	1,725,800
Imperial Community College District GO, Capital Appreciation, Election of 2010, Series A,
AGMC Insured, zero cpn. to 8/01/15, 6.75% thereafter, 8/01/40	3,500,000	3,795,085
[b] Imperial County Special Tax, CFD No. 98-1,
6.45%, 9/01/17	975,000	977,730
6.50%, 9/01/31	5,705,000	5,714,984
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas, Series A, 6.25%, 7/15/45	2,465,000	2,634,789
Lamplighter Salinas, Series A, 6.25%, 7/15/50	2,000,000	2,137,760
Series A, 5.25%, 5/15/44	2,015,000	2,081,173
Series A, 5.25%, 5/15/49	4,800,000	4,919,472

30 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Indio CFD No. 04-3 Special Tax, Terra Lago, Improvement Area No. 1,
5.10%, 9/01/30	$1,275,000	$1,285,876
5.15%, 9/01/35	3,000,000	3,019,950
Indio CFD Special Tax, No. 2006-1, Sonora Wells, 5.125%, 9/01/36	2,135,000	2,146,721
Inland Valley Development Agency Successor Agency Tax Allocation, Refunding, Series A,
5.25%, 9/01/37	7,500,000	8,345,775
5.00%, 9/01/44	9,000,000	9,622,170
Irvine USD Special Tax, CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	2,565,000	2,800,390
Jurupa Community Services District Special Tax,
CFD No. 7, Eastvale Area, Series A, 5.15%, 9/01/35	3,690,000	3,738,155
CFD No. 12, Eastvale Area, Series A, 5.15%, 9/01/35	1,925,000	1,950,121
CFD No. 17, Eastvale Area, Series A, 5.20%, 9/01/36	2,825,000	2,876,161
CFD No. 30, Eastvale Area, Series A, 5.60%, 9/01/37	1,000,000	1,033,680
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30	4,980,000	5,078,554
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,330,850
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,211,440
Lake Elsinore Special Tax,
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%, 9/01/24	1,020,000	1,034,759
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%, 9/01/34	2,150,000	2,178,230
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.10%,
9/01/22	750,000	761,798
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.15%,
9/01/25	635,000	644,595
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.25%,
9/01/30	1,195,000	1,211,587
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, Series A, 5.25%,
9/01/35	1,225,000	1,238,377
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%,
9/01/26	915,000	916,665
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%,
9/01/37	2,790,000	2,792,232
CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%, 9/01/36	5,530,000	5,531,382
CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36	2,020,000	2,020,020
Lake Tahoe USD, GO, Election of 2008, zero cpn. to 7/31/25, 5.30% thereafter,
8/01/40	1,140,000	678,973
Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
School Districts, Refunding, 5.40%, 2/01/29	475,000	397,927
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas,
6.875%, 8/01/34	2,000,000	2,339,580
6.875%, 8/01/39	830,000	961,530
Pre-Refunded, 6.875%, 8/01/39	1,170,000	1,500,455
Las Virgenes USD, GO, Election of 2006, Series C, zero cpn. to 8/01/26, 6.75% thereafter,
8/01/33	8,050,000	5,067,636
Lathrop Financing Authority Revenue, Mossdale Village, Refunding,
Series A, 5.50%, 9/02/35	3,850,000	4,040,190
Series A, 6.00%, 9/02/28	1,050,000	1,208,256
Series A, 6.00%, 9/02/29	1,115,000	1,271,033
Series A, 6.00%, 9/02/30	1,130,000	1,281,635

		Annual Report | 31

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Lee Lake PFAR, Special Tax, junior lien, Refunding, Series B,
5.25%, 9/01/32	$1,475,000	$1,531,773
5.375%, 9/01/35	1,095,000	1,137,322
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B,
AGMC Insured, zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	3,470,090
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
11/15/29	4,630,000	5,222,455
Los Alamitos USD, COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24,
5.95% thereafter,
8/01/34	1,500,000	991,515
8/01/42	4,500,000	2,866,275
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing
Program, Series C, 5.00%, 6/01/30	2,200,000	2,277,044
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	43,095,629
Mendocino-Lake Community College District GO, Capital Appreciation, Election of 2006,
Series B, AGMC Insured,
zero cpn. to 8/01/21, 6.55% thereafter, 8/01/36	5,150,000	4,100,481
zero cpn. to 8/01/26, 6.85% thereafter, 8/01/40	7,500,000	4,653,450
Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36	2,400,000	1,943,040
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, 6.50%,
9/01/39	6,250,000	6,444,625
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/41	10,000,000	1,799,400
Moreland School District GO, Election of 2002, Series D,
FGIC Insured, zero cpn., 8/01/34	4,405,000	1,421,626
FGIC Insured, zero cpn., 8/01/37	5,700,000	1,552,737
NATL RE, FGIC Insured, zero cpn., 8/01/30	3,400,000	1,377,578
NATL RE, FGIC Insured, zero cpn., 8/01/31	2,000,000	764,660
NATL RE, FGIC Insured, zero cpn., 8/01/32	4,405,000	1,588,928
Moreno Valley USD Special Tax, CFD No. 2004-6,
5.10%, 9/01/28	2,000,000	2,007,960
5.20%, 9/01/36	5,000,000	5,014,500
Murrieta CFD No. 2000-2 Special Tax, The Oaks,
Improvement Area A, 5.90%, 9/01/27	2,000,000	2,010,360
Improvement Area A, 6.00%, 9/01/34	3,570,000	3,585,601
Improvement Area B, 6.00%, 9/01/27	1,285,000	1,287,519
Improvement Area B, 6.00%, 9/01/34	3,570,000	3,574,391
Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34	670,000	671,119
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,255,780
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter,
8/01/38	6,600,000	5,308,842
Oakland USD Alameda County GO, Election of 2012, 6.625%, 8/01/38	5,000,000	5,939,750
Oakley PFAR, Contra Costa County, Refunding, 5.30%, 9/02/34	995,000	1,045,755
Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, Pre-Refunded, 5.50%,
9/01/34	2,615,000	2,648,786
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1,
5.10%, 9/02/33	1,745,000	1,753,219
Orchard School District GO, Election of 2001, Series B, AGMC Insured, 6.00%, 8/01/36	3,000,000	3,476,910

32 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Oro Grande Elementary School District COP,
5.875%, 9/15/37	$14,000,000	$15,217,440
6.125%, 9/15/40	1,500,000	1,637,955
Oxnard Financing Authority Lease Revenue, Refunding, 5.75%, 6/01/36	5,870,000	6,360,849
Palomar Pomerado Health Care District COP,
6.00%, 11/01/30	10,000,000	10,348,200
6.75%, 11/01/39	15,550,000	16,366,064
Paramount USD, GO, County of Los Angeles, Election of 2006, BAM Insured, zero cpn.,
8/01/51	25,000,000	2,106,250
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn.,
9/01/45	15,000,000	2,882,250
Perris CFD No. 2001-1 Special Tax, Improvement Area No. 4, May Farms, Series A,
5.10%, 9/01/30	865,000	871,868
5.15%, 9/01/35	1,075,000	1,079,053
Perris CFD No. 2001-2 Special Tax, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,700,610
Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35	1,370,000	1,381,645
Perris CFD No. 2005-2 Special Tax, Harmony Grove, Series A,
5.00%, 9/01/21	1,085,000	1,085,510
5.20%, 9/01/24	1,440,000	1,441,008
5.25%, 9/01/29	3,430,000	3,432,332
5.30%, 9/01/35	4,025,000	4,026,530
Perris Joint Powers Authority Local Agency Revenue,
May Farms Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%,
9/01/33	2,000,000	2,100,100
Willowbrook, Refunding, Series B, 5.25%, 9/01/33	3,950,000	3,961,139
Perris PFAR Tax Allocation,
5.30%, 10/01/26	1,950,000	1,950,507
5.35%, 10/01/36	3,410,000	3,410,375
Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,394,547
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	6,970,000	6,974,182
Pittsburg USD, GO, Capital Appreciation, Election of 2010, Series C, zero cpn.,
8/01/47	9,000,000	1,382,670
8/01/52	15,000,000	1,653,300
Porterville PFA Sewer Revenue, Series A, 5.625%, 10/01/36	5,000,000	5,643,150
Poway USD Special Tax,
CFD No. 6, 4S Ranch, 5.125%, 9/01/35	5,965,000	6,038,608
CFD No. 6, Improvement Area B, 5.125%, 9/01/36	4,930,000	4,990,491
CFD No. 14, Improvement Area A, 5.25%, 9/01/36	5,225,000	5,367,015
Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
5.25%, 9/01/25	2,235,000	2,252,433
5.375%, 9/01/30	1,650,000	1,663,151
5.375%, 9/01/37	7,130,000	7,264,044
5.50%, 9/01/37	2,635,000	2,658,662
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to
8/01/22, 6.20% thereafter, 8/01/31	2,750,000	2,263,855
Redwood City Special Tax, One Marina, 7.75%, 9/01/41	2,000,000	2,193,040
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C,
AGMC Insured, zero cpn., 8/01/49	22,000,000	3,557,400

Annual Report | 33

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Rio Elementary School District, CFD No. 1, Special Tax,
5.20%, 9/01/35	$1,000,000	$1,000,540
5.50%, 9/01/39	7,750,000	8,062,402
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C,
zero cpn. to 8/01/24, 6.85% thereafter, 8/01/42	13,000,000	9,520,940
Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,
8/01/38	6,690,000	1,949,332
8/01/43	8,750,000	1,919,925
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%,
12/01/31	1,425,000	1,584,344
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%,
12/01/37	2,505,000	2,803,796
Housing, Series A, 6.00%, 10/01/39	3,000,000	3,172,380
Housing, Series A, 7.125%, 10/01/42	1,750,000	2,048,095
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,443,804
Riverside County Transportation Commission Toll Revenue, senior lien, Series A,
5.75%, 6/01/44	5,000,000	5,543,800
zero cpn., 6/01/43	7,500,000	1,466,175
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project,
AGMC Insured, 5.00%, 6/01/33	4,280,000	4,603,910
Riverside USD Special Tax,
CFD No. 13, Improvement Area No. 1, 5.375%, 9/01/34	2,320,000	2,304,247
CFD No. 14, Series A, 5.45%, 9/01/35	2,060,000	2,066,427
CFD No. 15, Improvement Area No. 2, Series A, 5.15%, 9/01/25	1,730,000	1,736,055
CFD No. 15, Improvement Area No. 2, Series A, 5.25%, 9/01/30	1,230,000	1,234,883
CFD No. 15, Improvement Area No. 2, Series A, 5.25%, 9/01/35	1,500,000	1,504,305
CFD No. 22, 5.25%, 9/01/35	1,535,000	1,532,912
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project,
6.75%, 9/01/29	2,630,000	2,772,756
Romoland School District Special Tax, CFD No. 2004-1, Heritage Lake,
Improvement Area 3, Refunding, 5.00%, 9/01/36	1,500,000	1,567,635
Improvement Area No. 1, 5.45%, 9/01/38	3,215,000	3,235,415
Improvement Area No. 2, 5.375%, 9/01/38	3,025,000	3,038,613
Roseville Special Tax, CFD No. 1,
Fiddyment Ranch, 5.00%, 9/01/19	980,000	1,003,314
Fiddyment Ranch, 5.125%, 9/01/21	980,000	1,003,001
Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,967,945
Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	7,787,646
Stone Point, 6.375%, 9/01/24	1,750,000	1,771,368
Stone Point, 6.375%, 9/01/28	2,500,000	2,524,750
Westpark, 5.15%, 9/01/30	5,500,000	5,523,815
Westpark, 5.20%, 9/01/36	2,500,000	2,506,650
Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
5.20%, 9/01/26	1,000,000	1,003,690
5.25%, 9/01/37	1,600,000	1,604,560

34 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Rowland USD, GO, Capital Appreciation, Election of 2006, Series B, zero cpn.,
8/01/34	$5,000,000	$2,030,800
8/01/39	15,000,000	4,536,900
8/01/42	10,750,000	2,742,970
[a] Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local
Assessment, Refunding, Build America Mutual Assurance, 5.00%, 10/01/44	2,000,000	2,178,300
Sacramento County Airport System Revenue, Senior, Series B, AGMC Insured, 5.25%,
7/01/39	7,000,000	7,406,700
San Bernardino Community College District GO, Election of 2008, Series A, zero cpn.,
8/01/44	12,495,000	2,736,155
San Bernardino County Special Tax, CFD No. 2006-1, Improvement Area No. 2, Lytle Creek
North, 5.50%, 9/01/44	1,965,000	2,024,874
San Buenaventura Revenue, Community Memorial Health System,
8.00%, 12/01/31	10,000,000	12,112,900
7.50%, 12/01/41	5,000,000	5,776,450
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment Project, Series A, 5.625%, 9/01/40	2,315,000	2,437,163
Naval Training Center Redevelopment Project, Series A, 5.75%, 9/01/40	3,000,000	3,339,780
San Diego RDA Tax Allocation, Capital Appreciation, Refunding, Series B, zero cpn.,
9/01/15	2,915,000	2,883,401
9/01/16	1,500,000	1,379,685
9/01/19	1,800,000	1,367,820
9/01/20	1,800,000	1,281,960
9/01/21	1,800,000	1,204,866
9/01/22	1,900,000	1,190,825
9/01/23	1,900,000	1,117,846
9/01/24	1,900,000	1,051,764
9/01/25	1,900,000	982,547
9/01/26	1,900,000	921,652
9/01/27	1,900,000	862,239
9/01/28	1,900,000	809,096
San Diego USD, GO, Election of 2008,
Series A, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	10,000,000	8,725,100
Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	14,078,744
Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	3,175,397
Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	6,002,235
San Francisco City and County Redevelopment Agency Successor Agency CFD No. 6 Special
Tax, Mission Bay South Public Improvements, Refunding, Series C, zero cpn., 8/01/43	10,000,000	1,856,100
San Francisco City and County Redevelopment Agency Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	2,500,000	2,653,250
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment Project, Series C, 6.75%, 8/01/41	1,000,000	1,173,970
Mission Bay South Redevelopment Project, Series D, 7.00%, 8/01/33	1,000,000	1,130,720
Mission Bay South Redevelopment Project, Series D, 6.625%, 8/01/39	2,265,000	2,475,486
Mission Bay South Redevelopment Project, Series D, 7.00%, 8/01/41	1,500,000	1,683,330
San Francisco Redevelopment Projects, Series B, 6.625%, 8/01/41	2,500,000	2,847,225

Annual Report | 35

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Joaquin County Public Facilities FICO Revenue COP, Wastewater Conveyance Project,
6.00%, 8/01/37	$1,000,000	$1,007,320
San Joaquin Delta Community College District GO, Election of 2004, Capital Appreciation,
Series B, AGMC Insured, zero cpn., 8/01/30	3,900,000	1,678,950
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	12,989,445
Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16	4,500,000	4,599,270
Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19	3,000,000	3,065,160
Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21	24,750,000	25,280,887
Capital Appreciation, Refunding, Series A, 5.50%, 1/15/28	3,645,000	3,646,932
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	10,704,434
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	18,097,072
Orange County, Capital Appreciation, senior lien, 5.00%, 1/01/33	42,865,000	41,750,510
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
5.00%, 8/01/28	13,245,000	13,460,496
San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28	1,730,000	1,731,349
San Mateo Special Tax, CFD No. 2008-1, Bay Meadows,
5.875%, 9/01/32	1,500,000	1,646,010
5.375%, 9/01/38	2,500,000	2,638,500
6.00%, 9/01/42	5,000,000	5,493,250
5.50%, 9/01/44	3,300,000	3,499,254
Santa Barbara Elementary School District GO, Election of 2010, Capital Appreciation,
Series A, zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	6,373,760
Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29	2,650,000	3,012,017
Santa Margarita Water District Special Tax, CFD No. 2013-1, Village of Sendero, 5.625%,
9/01/36	3,000,000	3,300,300
9/01/43	10,000,000	10,961,000
Santee Community Development Commission Tax Allocation, Santee Community
Redevelopment Project, Series A, 7.00%,
8/01/31	1,800,000	2,152,296
8/01/41	2,820,000	3,368,236
Saugus Castaic School Facilities Financing Authority Special Tax, Community Facilities
District No. 2006-1C,
5.875%, 9/01/33	1,375,000	1,443,324
6.00%, 9/01/43	3,500,000	3,635,380
Saugus USD Special Tax,
CFD No. 2005-4, 5.30%, 9/01/36	2,000,000	2,025,880
CFD No. 2006-1, Improvement Area No. 1, 5.375%, 9/01/42	2,000,000	2,060,880
CFD No. 2006-1, Improvement Area No. 2, 5.75%, 9/01/43	2,000,000	2,061,720
Selma PFA Lease Revenue, Bank Qualified, Refunding, 7.00%, 2/01/40	3,265,000	3,288,410
Sierra View Local Health Care District Revenue, 5.25%, 7/01/32	3,000,000	3,086,400
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	1,835,000	1,844,505
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured,
zero cpn., 8/01/49	15,015,000	2,290,688
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,519,219
Southern California Public Power Authority Transmission Project Revenue, Southern
Transmission Project, 6.125%, 7/01/18	50,000	50,201

36 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter,
6/01/36	$10,000,000	$6,754,200
Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
6.20%, 9/02/23	2,955,000	2,971,725
6.30%, 9/02/33	3,390,000	3,404,645
[b,c,d] Stockton PFA Lease Revenue, Capital Improvement Projects, Series A, 7.00%, 9/01/38	7,000,000	700,000
Susanville PFAR, Utility Enterprises Project, Refunding, Sub Series B,
5.50%, 6/01/30	1,185,000	1,265,663
5.875%, 6/01/35	1,660,000	1,786,774
6.00%, 6/01/45	6,180,000	6,656,416
Susanville School District GO, Capital Appreciation, Election of 2008, Assured Guaranty,
zero cpn., 8/01/49	17,505,000	2,670,563
Temecula RDA Tax Allocation Revenue,
Housing, Redevelopment Project No. 1, Series A, 7.00%, 8/01/39	2,100,000	2,513,217
sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	1,900,000	1,968,894
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	4,219,850
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	661,000
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,188,388
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
Second Sub. Capital Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	770,000
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1,
zero cpn., 8/01/34	5,640,000	2,368,856
Truckee-Donner PUD Special Tax, CFD No. 04-1,
5.20%, 9/01/25	3,000,000	3,004,380
5.75%, 9/01/29	2,975,000	2,975,684
5.25%, 9/01/30	5,050,000	5,051,363
5.80%, 9/01/35	4,530,000	4,529,411
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, 6.25%,
8/01/40	3,540,000	3,658,130
Tulare Sewer Revenue, 6.50%, 11/15/45	10,000,000	11,225,300
Turlock PFA Tax Allocation Revenue, 7.50%, 9/01/39	3,750,000	4,042,575
Tustin CFD No. 07-1 Special Tax, Tustin Legacy, 6.00%, 9/01/37	2,100,000	2,148,699
Tustin USD Special Tax, CFD No. 06-1,
5.75%, 9/01/30	1,000,000	1,050,080
6.00%, 9/01/40	3,000,000	3,175,350
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	3,915,000	3,917,388
Vernon Electric System Revenue, Series A, 5.50%, 8/01/41	7,500,000	8,091,900
Victor Valley Community College District GO, Capital Appreciation, Election of 2002,
Series C, zero cpn., 6/01/49	11,940,000	2,092,127
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	2,890,000	3,043,575
West Hollywood Community Development Commission Tax Allocation, East Side
Redevelopment Project, Series A,
7.25%, 9/01/31	1,000,000	1,187,290
7.50%, 9/01/42	5,000,000	5,962,100
William S. Hart UHSD, CFD No. 2005-1 Special Tax, 5.30%, 9/01/36	2,500,000	2,537,375
Woodland Finance Authority Water Revenue, 6.00%,
3/01/36	1,000,000	1,146,980
3/01/41	1,500,000	1,709,850

		Annual Report | 37

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Woodland Special Tax, CFD No. 1,
6.00%, 9/01/28	$4,960,000	$5,059,349
6.25%, 9/01/34	6,395,000	6,538,120
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.50%,
9/01/32	2,750,000	3,206,555
Yucaipa Special Tax, CFD No. 98-1 Chapman Heights, Refunding,
5.00%, 9/01/26	1,000,000	1,055,190
5.375%, 9/01/30	1,800,000	1,924,974
Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
5.50%, 6/01/28	2,110,000	2,150,786
5.75%, 6/01/38	5,485,000	5,576,654
		1,557,513,064
U.S. Territories 5.4%
Guam 1.2%
Guam Government GO,
Refunding, Series A, 5.00%, 11/15/23	6,745,000	6,778,725
Refunding, Series A, 5.25%, 11/15/37	6,500,000	6,465,095
Series A, 7.00%, 11/15/39	5,000,000	5,409,700
Guam Government Waterworks Authority Water and Wastewater System Revenue, 5.625%,
7/01/40	4,000,000	4,193,400
		22,846,920
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A,
6.60%, 3/15/28	1,395,000	1,388,485
Puerto Rico 4.1%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	5,000,000	3,990,150
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%,
7/01/39	15,000,000	10,725,300
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	6,231,900
Refunding, Series A, 5.00%, 7/01/42	6,000,000	3,582,240
Series A, 7.00%, 7/01/33	25,000,000	17,937,500
Series A, 6.75%, 7/01/36	11,735,000	8,105,130
Series A, 7.00%, 7/01/43	5,000,000	3,447,250
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%,
6/01/26	5,500,000	5,189,910
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series U, 5.25%,
7/01/42	21,000,000	14,490,420
		73,699,800
Total U.S. Territories		97,935,205
Total Municipal Bonds before Short Term Investments
(Cost $1,541,600,475)		1,655,448,269

38 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Short Term Investments 2.5%
Municipal Bonds 2.5%
California 2.5%
[e] California State GO,
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.03%, 5/01/34	$11,800,000	$11,800,000
Series A, Sub Series A-2, Daily VRDN and Put, 0.06%, 5/01/33	4,800,000	4,800,000
Series A-1, Daily VRDN and Put, 0.03%, 5/01/33	28,600,000	28,600,000
Total Short Term Investments (Cost $45,200,000)		45,200,000
Total Investments (Cost $1,586,800,475) 94.6%		1,700,648,269
Other Assets, less Liabilities 5.4%		96,788,885
Net Assets 100.0%		$1,797,437,154

See Abbreviations on page 58.

aSecurity purchased on a when-issued basis. See Note 1(b).
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2014, the aggregate value of these securities was $12,015,927, representing
0.67% of net assets.
cAt May 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSee note 6 regarding defaulted securities.
eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

Franklin Municipal Securities Trust
Financial Highlights

Franklin Tennessee Municipal Bond Fund
		Year Ended May 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88	$11.94	$11.19	$11.35	$10.99
Income from investment operations[a]:
Net investment income[b]	0.43	0.41	0.44	0.44	0.45
Net realized and unrealized gains (losses)	(0.42)	(0.06)	0.75	(0.16)	0.35
Total from investment operations	0.01	0.35	1.19	0.28	0.80
Less distributions from net investment income	(0.42)	(0.41)	(0.44)	(0.44)	(0.44)
Net asset value, end of year	$11.47	$11.88	$11.94	$11.19	$11.35

Total return[c]	0.20%	2.93%	10.84%	2.59%	7.44%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.72%	0.70%	0.71%	0.71%	0.72%
Expenses net of waiver and payments by affiliates	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.82%	3.40%	3.82%	3.96%	3.99%

Supplemental data
Net assets, end of year (000’s)	$273,142	$344,157	$312,688	$270,041	$287,007
Portfolio turnover rate	7.86%	7.89%	5.71%	14.28%	10.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds 98.3%
Tennessee 89.8%
Anderson County Water Authority Water and Sewer Revenue, 5.00%, 6/01/36	$1,000,000	$1,119,990
Blount County PBA Revenue, Local Government Public Improvement, Series B-15-A,
Assured Guaranty, 5.00%,
6/01/28	1,100,000	1,216,633
6/01/32	2,565,000	2,737,701
Bristol Electric System Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/29	1,075,000	1,138,952
Chattanooga Electric System Revenue, Series A, 5.00%, 9/01/33	7,500,000	8,267,100
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health
Initiatives, Series D, 6.25%, 10/01/33	500,000	575,280
Chattanooga-Hamilton County Hospital Authority Hospital Revenue, Erlanger Health System,
Refunding, AGMC Insured, 5.00%, 10/01/22	3,250,000	3,569,247
Clarksville Electric System Revenue,
Series A, 5.00%, 9/01/34	2,000,000	2,169,140
Series A, 5.00%, 9/01/35	3,185,000	3,443,208
XLCA Insured, 5.00%, 9/01/23	2,325,000	2,590,887
XLCA Insured, 5.00%, 9/01/32	4,000,000	4,317,160
Clarksville Water Sewer and Gas Revenue, Refunding, 5.00%, 2/01/38	3,000,000	3,300,540
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,319,290
Franklin County Health and Educational Facilities Board Revenue, The University of the South
Project, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24	2,000,000	2,118,980
Gallatin Water and Sewer Revenue, Assured Guaranty, 5.00%, 1/01/33	2,215,000	2,364,069
Greene County GO, Rural School, Refunding, Series B, NATL Insured, 5.00%, 6/01/24	1,000,000	1,072,720
Hallsdale-Powell Utility District of Knox County Waterworks and Sewer Revenue, Improvement,
NATL RE, FGIC Insured, 5.00%, 4/01/31	1,000,000	1,077,970
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue, Utilities,
5.00%, 9/01/44	4,400,000	4,891,612
Improvement, NATL Insured, Pre-Refunded, 5.00%, 9/01/29	1,000,000	1,011,710
Improvement, NATL Insured, Pre-Refunded, 5.00%, 9/01/34	2,310,000	2,337,050
Improvement, NATL RE, FGIC Insured, 5.00%, 9/01/35	3,700,000	3,999,367
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, 5.00%,
6/01/42	1,250,000	1,333,688
Jackson Hospital Revenue, Jackson-Madison County General Hospital Project, Refunding and
Improvement, 5.50%, 4/01/33	3,000,000	3,300,900
Johnson City Electric System Revenue, Improvement, AGMC Insured, 5.00%, 5/01/29	1,000,000	1,112,230
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical
Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	325,000	325,647
Kingsport GO, Series B, Assured Guaranty, 5.00%, 3/01/29	1,030,000	1,152,251
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	3,018,720
Knox County First Utility District Water and Sewer Revenue,
5.00%, 12/01/32	1,000,000	1,162,780
NATL Insured, Pre-Refunded, 5.00%, 12/01/24	1,790,000	1,994,418
NATL Insured, Pre-Refunded, 5.00%, 12/01/25	1,000,000	1,114,200
Refunding and Improvement, 5.00%, 12/01/26	1,390,000	1,602,726
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant
Health, Refunding and Improvement, Series A, zero cpn., 1/01/36	2,000,000	607,480
Knox County Health Educational and Housing Facility Board Revenue, University Health
System Inc., Refunding, 5.25%,
4/01/27	2,500,000	2,631,725
4/01/36	5,000,000	5,122,100

	Annual Report | 41

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
5.25%, 1/01/36	$1,500,000	$1,670,640
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,084,440
Knoxville Wastewater System Revenue, Improvement, Series A, NATL Insured, Pre-Refunded,
5.00%, 4/01/37	3,000,000	3,119,160
Knoxville Water System Revenue, Improvement, Series R, AGMC Insured, Pre-Refunded,
5.00%, 3/01/30	2,370,000	2,454,633
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,470,000	2,793,397
Loudon Water and Sewer Revenue, Exempt Facility, Series A,
4.00%, 3/01/28	1,000,000	1,007,910
5.00%, 3/01/32	1,300,000	1,419,197
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,665,000	2,980,110
Maryville Revenue, Water and Sewer, Series A, Assured Guaranty, 5.00%, 6/01/38	5,500,000	5,827,965
[a] Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,157,410
Memphis GO, General Improvement,
Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,333,917
Refunding, 5.00%, 5/01/36	4,135,000	4,606,473
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,880,650
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,385,980
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,336,600
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,733,367
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding,
Series B, 5.375%, 11/01/29	5,000,000	5,733,750
Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A, 5.00%,
5/15/33	3,000,000	3,288,480
5/15/36	3,500,000	3,875,795
Metropolitan Government of Nashville and Davidson County GO,
Improvement, Refunding, Series A, 5.00%, 1/01/33	5,000,000	5,722,550
Series B, Pre-Refunded, 5.00%, 8/01/25	5,000,000	5,501,750
Series C, Pre-Refunded, 5.00%, 2/01/25	3,000,000	3,095,100
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
Board Revenue, Vanderbilt University,
Refunding, Series B, 5.00%, 10/01/39	9,000,000	9,930,690
Series A, 5.50%, 10/01/29	3,500,000	4,146,835
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Public
Improvements, Ballpark Project, Series A, 5.00%,
8/01/38	3,000,000	3,307,830
8/01/43	2,075,000	2,272,706
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,391,612
Rutherford County Consolidated Utility District Waterworks Revenue, AGMC Insured,
Pre-Refunded, 5.00%, 2/01/36	3,060,000	3,301,985
Rutherford County GO, 3.00%, 4/01/31	2,000,000	1,958,440
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior
Credit Group, Series C, 5.00%, 11/15/40	10,000,000	10,686,700
Shelby County Health Educational and Housing Facility Board Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19	3,015,000	3,528,364
Educational Facilities, Rhodes College, 5.50%, 8/01/40	5,000,000	5,747,550

42 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2014 (continued)

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Shelby County Health Educational and Housing Facility Board Revenue, (continued)
Methodist Healthcare, Series B, AGMC Insured, 5.25%, 9/01/27	$5,000,000	$5,378,600
St. Jude Children’s Research Hospital, Refunding, 5.00%, 7/01/36	5,000,000	5,260,500
South Blount County Utility District Waterworks Revenue, Refunding and Improvement,
AGMC Insured,
5.00%, 12/01/33	1,000,000	1,096,320
5.25%, 12/01/39	3,310,000	3,638,749
Tennessee HDA Residential Financing Program Revenue, Issue 1C, 4.00%, 7/01/43	3,000,000	3,072,210
Tennessee HDA Revenue, Homeownership Program,
Series 1, 5.00%, 7/01/29	1,185,000	1,237,270
Series 2C, 3.80%, 7/01/43	1,940,000	1,926,439
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
Refunding, Series A, 5.00%, 5/01/39	3,000,000	3,271,860
Refunding, Series A, NATL Insured, 5.00%, 5/01/26	1,250,000	1,295,788
Refunding, Series A, NATL Insured, 5.00%, 5/01/30	3,000,000	3,104,310
Series A, 5.00%, 5/01/34	3,555,000	3,783,302
Series B, 5.50%, 5/01/38	4,000,000	4,560,960
West Wilson Utility District of Wilson County Water Revenue,
5.00%, 6/01/33	3,000,000	3,451,380
Improvement, NATL Insured, Pre-Refunded, 5.00%, 6/01/26	1,805,000	1,805,000
		245,282,145
U.S. Territories 8.5%
Guam 1.9%
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement,
Asset-Backed Bonds, Refunding, 5.25%, 6/01/32	1,815,000	1,666,424
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%, 12/01/29	3,205,000	3,489,123
		5,155,547
Puerto Rico 6.6%
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	3,000,050
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	5,000,000	3,614,500
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 6.50%, 8/01/44	8,000,000	7,313,360
Series C, 5.50%, 8/01/40	5,000,000	4,024,350
		17,952,260
Total U.S. Territories		23,107,807
Total Municipal Bonds (Cost $255,256,156) 98.3%		268,389,952
Other Assets, less Liabilities 1.7%		4,752,283
Net Assets 100.0%		$273,142,235

See Abbreviations on page 58.

aSecurity purchased on a when-issued basis. See Note 1(b).

Annual Report | The accompanying notes are an integral part of these financial statements. | 43

Franklin Municipal Securities Trust

Financial Statements

Statements of Assets and Liabilities
May 31, 2014

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Assets:
Investments in securities:
Cost	$1,586,800,475	$255,256,156
Value	$1,700,648,269	$268,389,952
Cash	74,462,750	2,523,689
Receivables:
Investment securities sold	4,330,243	—
Capital shares sold	11,277,782	555,447
Interest	22,347,139	3,722,052
Other assets	47,685	138
Total assets	1,813,113,868	275,191,278
Liabilities:
Payables:
Investment securities purchased	8,160,858	1,152,630
Capital shares redeemed	4,602,674	567,184
Management fees	692,825	115,156
Distribution fees	252,139	22,947
Transfer agent fees	160,764	19,232
Distributions to shareholders	1,697,594	129,544
Accrued expenses and other liabilities	109,860	42,350
Total liabilities	15,676,714	2,049,043
Net assets, at value	$1,797,437,154	$273,142,235
Net assets consist of:
Paid-in capital	$1,780,430,034	$265,532,817
Undistributed net investment income	7,130,668	388,354
Net unrealized appreciation (depreciation)	113,847,794	13,133,796
Accumulated net realized gain (loss)	(103,971,342)	(5,912,732)
Net assets, at value	$1,797,437,154	$273,142,235

44 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
May 31, 2014

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Class A:
Net assets, at value	$1,203,531,809	$273,142,235
Shares outstanding	115,488,594	23,817,464
Net asset value per share[a]	$10.42	$11.47
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.88	$11.98
Class C:
Net assets, at value	$278,774,518
Shares outstanding	26,580,800
Net asset value and maximum offering price per share[a]	$10.49
Advisor Class:
Net assets, at value	$315,130,827
Shares outstanding	30,187,172
Net asset value and maximum offering price per share	$10.44

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 45

Franklin Municipal Securities Trust

Financial Statements (continued)

Statements of Operations
for the year ended May 31, 2014

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Investment income:
Interest	$93,012,732	$12,738,831
Expenses:
Management fees (Note 3a)	7,759,412	1,518,845
Distribution fees: (Note 3c)
Class A	1,140,735	281,728
Class C	1,758,272	—
Transfer agent fees: (Note 3e)
Class A	460,842	123,489
Class C	109,281	—
Advisor Class	105,685	—
Custodian fees	14,849	2,471
Reports to shareholders	49,210	12,577
Registration and filing fees	70,223	16,540
Professional fees	53,699	37,057
Trustees’ fees and expenses	56,208	9,677
Other	151,599	36,073
Total expenses	11,730,015	2,038,457
Expenses waived/paid by affiliates (Note 3f)	—	(66,220)
Net expenses	11,730,015	1,972,237
Net investment income	81,282,717	10,766,594
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(20,925,718)	(4,255,849)
Net change in unrealized appreciation (depreciation) on investments	(23,275,229)	(9,475,045)
Net realized and unrealized gain (loss)	(44,200,947)	(13,730,894)
Net increase (decrease) in net assets resulting from operations	$37,081,770	$(2,964,300)

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$81,282,717	$80,217,948	$10,766,594	$11,393,601
Net realized gain (loss) from investments	(20,925,718)	642,572	(4,255,849)	159,013
Net change in unrealized appreciation
(depreciation) on investments	(23,275,229)	29,328,969	(9,475,045)	(2,354,030)
Net increase (decrease) in net assets
resulting from operations	37,081,770	110,189,489	(2,964,300)	9,198,584
Distributions to shareholders from:
Net investment income:
Class A	(54,530,179)	(53,877,532)	(10,463,435)	(11,363,580)
Class B	—	(27,544)	—	—
Class C	(11,377,311)	(11,056,616)	—	—
Advisor Class	(12,746,545)	(11,568,916)	—	—
Total distributions to shareholders	(78,654,035)	(76,530,608)	(10,463,435)	(11,363,580)
Capital share transactions: (Note 2)
Class A	(98,295,143)	68,684,148	(57,586,987)	33,633,709
Class B	—	(2,107,252)	—	—
Class C	(36,905,643)	23,436,420	—	—
Advisor Class	17,037,991	58,011,397	—	—
Total capital share transactions	(118,162,795)	148,024,713	(57,586,987)	33,633,709
Net increase (decrease) in net assets	(159,735,060)	181,683,594	(71,014,722)	31,468,713
Net assets:
Beginning of year	1,957,172,214	1,775,488,620	344,156,957	312,688,244
End of year	$1,797,437,154	$1,957,172,214	$273,142,235	$344,156,957
Undistributed net investment income included
in net assets:
End of year	$7,130,668	$7,333,072	$388,354	$85,303

Annual Report | The accompanying notes are an integral part of these financial statements. | 47

Franklin Municipal Securities Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A	Class A, Class C & Advisor Class
Franklin Tennessee Municipal Bond Fund	Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to

48 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

Annual Report | 49

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

50 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended May 31, 2014
Shares sold	21,524,074	$216,031,324	2,979,756	$33,390,976
Shares issued in reinvestment of
distributions	4,387,697	43,817,573	786,891	8,809,463
Shares redeemed	(36,065,686)	(358,144,040)	(8,925,100)	(99,787,426)
Net increase (decrease)	(10,153,915)	$(98,295,143)	(5,158,453)	$(57,586,987)
Year ended May 31, 2013
Shares sold	25,489,517	$269,998,241	5,519,807	$66,406,239
Shares issued in reinvestment of
distributions	4,030,992	42,734,357	782,443	9,402,008
Shares redeemed	(22,992,594)	(244,048,450)	(3,506,030)	(42,174,538)
Net increase (decrease)	6,527,915	$68,684,148	2,796,220	$33,633,709
Class B Shares:
Year ended May 31, 2013[a]
Shares sold	176	$1,861
Shares issued in reinvestment of
distributions	2,131	22,574
Shares redeemed	(200,753)	(2,131,687)
Net increase (decrease)	(198,446)	$(2,107,252)
Class C Shares:
Year ended May 31, 2014
Shares sold	4,402,781	$44,466,486
Shares issued in reinvestment of
distributions	867,684	8,717,269
Shares redeemed	(8,988,985)	(90,089,398)
Net increase (decrease)	(3,718,520)	$(36,905,643)
Year ended May 31, 2013
Shares sold	6,229,075	$66,425,608
Shares issued in reinvestment of
distributions	783,276	8,353,322
Shares redeemed	(4,816,808)	(51,342,510)
Net increase (decrease)	2,195,543	$23,436,420

Annual Report | 51

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin California
	High Yield Municipal Fund
	Shares	Amount
Advisor Class Shares:
Year ended May 31, 2014
Shares sold	14,978,666	$150,547,562
Shares issued in reinvestment of
distributions	710,574	7,112,474
Shares redeemed	(14,155,559)	(140,622,045)
Net increase (decrease)	1,533,681	$17,037,991
Year ended May 31, 2013
Shares sold	12,583,599	$133,741,674
Shares issued in reinvestment of
distributions	627,220	6,659,636
Shares redeemed	(7,714,434)	(82,389,913)
Net increase (decrease)	5,496,385	$58,011,397
[a]Effective March 01, 2013, all Class B shares were converted to Class A.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

52 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the fund’s Class C compensation distribution plans, the Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Reimbursement Plans:
Class A	0.15%	0.15%
Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.
Compensation Plans:
Class C	0.65%	—

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$206,223	$57,660
CDSC retained	$140,994	$5,000

Annual Report | 53

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Transfer agent fees	$214,638	$35,961

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Tennessee Municipal Bond Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) of the fund do not exceed 0.60%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2014.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2014, the capital loss carryforwards were as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Capital loss carryforwards subject to expiration:
2015	$684,955	$11,310
2016	1,572,273	—
2017	5,767,799	810,129
2018	32,781,484	—
2019	21,604,912	—
Capital loss carryforwards not subject to expiration:
Short term	22,572,317	3,485,804
Long term	18,562,437	1,605,488
Total capital loss carryforwards	$103,546,177	$5,912,731

54 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended May 31, 2014 and 2013 was as follows:

	Franklin California		Franklin Tennessee
	High Yield		Municipal
	Municipal Fund		Bond Fund

	2014	2013	2014	2013
Distributions paid from tax exempt	$ 78,654,035	$76,530,608	$10,463,435	$11,363,580
income

At May 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income for income tax purposes were as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Cost of investments	$1,584,175,578	$255,122,764

Unrealized appreciation	$164,906,805	$17,736,274
Unrealized depreciation	(48,434,114)	(4,469,086)
Net unrealized appreciation (depreciation)	$116,472,691	$13,267,188

Undistributed tax exempt income	$5,727,232	$384, 503
Undistributed ordinary income	50,964	—
Distributable earnings	$5,778,196	$384, 503

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended May 31, 2014, were as follows:

	Franklin California	Franklin Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Purchases	$360,872,498	$21,948,861
Sales	$510,712,143	$79,433,159

Annual Report | 55

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES

At May 31, 2014, the Franklin California High Yield Municipal Fund had 31.80% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin California High Yield Municipal Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At May 31, 2014, the value of this security was $700,000, representing 0.04% fund’s net assets. The Funds discontinue accruing income on securities for which income had been deemed uncollectible and provide an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended May 31, 2014, the Funds did not use the Global Credit Facility.

56 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

9. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin California High Yield Municipal Fund
Assets:
Investments in Securities:
Municipal Bonds	$ —	$1,652,584,769	$2,863,500	$1,655,448,269
Short Term Investments	—	45,200,000	—	45,200,000
Total Investments in Securities	$ —	$1,697,784,769	$2,863,500	$1,700,648,269
Franklin Tennessee Municipal Bond Fund
Assets:
Investments in Securities:
Municipal Bonds	$ —	$268,389,952	$—	$268,389,952

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim

Annual Report | 57

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

1915 Act	- Improvement Bond Act of 1915	HDA	- Housing Development Authority/Agency
ABAG	- The Association of Bay Area Governments	IDB	- Industrial Development Bond/Board
AD	- Assessment District	MFHR	- Multi-Family Housing Revenue
AGMC	- Assured Guaranty Municipal Corp.	NATL	- National Public Financial Guarantee
AMBAC	- American Municipal Bond Assurance Corp.		Corp.
BAM	- Build America Mutual Assurance Co.	NATL RE	- National Public Financial Guarantee
CDA	- Community Development Authority/Agency		Corp. Reinsured
CFD	- Community Facilities District	PBA	- Public Building Authority
CIFP	- Capital Improvement Financing Program	PFA	- Public Financing Authority
COP	- Certificate of Participation	PFAR	- Public Financing Authority Revenue
CRDA	- Community Redevelopment	PUD	- Public Utility District
	Authority/Agency	RDA	- Redevelopment Agency/Authority
ETM	- Escrow to Maturity	UHSD	- Unified/Union High School District
FGIC	- Financial Guaranty Insurance Co.	USD	- Unified/Union School District
FHA	- Federal Housing Authority/Agency	XLCA	- XL Capital Assurance
FICO	- Financing Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation

58 | Annual Report

Franklin Municipal Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Franklin Municipal Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the “Funds”) at May 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2014

Annual Report | 59

Franklin Municipal Securities Trust

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2014. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

60 | Annual Report

Franklin Municipal Securities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1991	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technolo-
				gy company) (1996-2002), Safeway,
				Inc. (grocery retailer) (1991-1998)
				and TransAmerica Corporation
				(insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manufac-
				ture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary
for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

				Annual Report | 61

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

62 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since June 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Annual Report | 63

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

64 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Trust’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 65

Franklin Municipal Securities Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

66 | Annual Report

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

Franklin California High Yield Municipal Fund – The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2013, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return during 2013, as shown in the Lipper report, and for the previous three-, five- and 10-year periods on an annualized basis to be in the highest or best performing quintiles of

Annual Report | 67

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

its performance universe. The Lipper report showed the Fund’s total return during 2013 to be in the middle performing quintile of its Lipper performance universe and on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance, as shown in the Lipper report.

Franklin Tennessee Municipal Bond Fund – The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2013, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional “other states” municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return in 2013, as shown in the Lipper report, to be in the second-highest performing quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis to also be in the second-highest performing quintile of such universe. The Lipper report showed the Fund’s total return during 2013 to be in the second-lowest performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest performing quintiles of its performance universe for the previous three- and 10-year periods, and in the middle performing quintile of such universe for the previous five-year period. The Board was satisfied with the Fund’s performance as shown in the Lipper report and noted its income oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, were shown by Lipper for Fund Class A shares. The Lipper report for Franklin California High Yield Municipal Fund showed its contractual investment management fee rate to be below the median of its Lipper expense group, and its actual total expense ratio to be the least expensive within such expense group. The Board was satisfied with such comparative expenses. The Lipper report for Franklin Tennessee Municipal Bond Fund showed its contractual investment management fee rate to be below the median of its Lipper expense group, and its actual total expense ratio to be the least expensive within such expense group. The Board was satisfied with such comparative expenses.

68 | Annual Report

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements so that as a Fund grows in size, its effective

Annual Report | 69

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on the next $7.25 billion of assets with additional breakpoints continuing thereafter until reaching a final breakpoint for assets in excess of $20 billion. As of December 31, 2013, the net assets of Franklin California High Yield Municipal Fund were approximately $1.56 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $262 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with the Funds and their shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Funds’ financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

70 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Municipal Securities Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

MUN A 07/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $66,603 for the fiscal year ended May 31, 2014 and $70,178 for the fiscal year ended May 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended May 31, 2014 and $4,600 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $569 for the fiscal year ended May 31, 2014 and $0 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $159,167 for the fiscal year ended May 31, 2014 and $39,194 for the fiscal year ended May 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e)(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i) pre-approval of all audit and audit related services;

        (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,666 for the fiscal year ended May 31, 2014 and $43,794 for the fiscal year ended May 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 28, 2014

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  July 28, 2014